                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         _____________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 29, 1994



                       GREEN TREE FINANCIAL CORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)


        Minnesota                    0-11652                 41-1263905
- - - - ------------------------------------------------------------------------------
     (State or other jurisdiction    (Commission             (IRS employer
         of incorporation)            file number)        identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
- - - - ------------------------------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (612) 293-3400
                                                         ---------------------


                                Not Applicable
- - - - ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


               Exhibit No.   Description
               -----------   -----------
                  4.1        Pooling and Servicing Agreement between
                             Green Tree Financial Corporation, as
                             Seller and Servicer, and First Bank
                             National Association, as Trustee,
                             dated as of September 1, 1994

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION



                              By:  /s/ John W. Brink
                                  --------------------------------
                                  John W. Brink
                                  Executive Vice President, Treasurer and
                                  Chief Financial Officer
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                               INDEX TO EXHIBITS



Exhibit Number                                                Page
- - - - --------------                                                ----
4.1       Pooling and Servicing Agreement between               5
          Green Tree Financial Corporation, as
          Seller and Servicer, and First Bank
          National Association, as Trustee,
          dated as of September 1, 1994